Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	THL Equity Advisors VI (2019), LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of Event Requiring Statement (Month/Day/Year):	April 30, 2019

Designated Filer:	THL Equity Advisors VI (2019), LLC

Signature:

THL Equity Advisors VI (2019), LLC, its general partner
By: Thomas H. Lee Partners, L.P, its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Equity Fund VI (2019), L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of Event Requiring Statement (Month/Day/Year):	April 30, 2019

Designated Filer:	THL Equity Advisors VI (2019), LLC

Signature:

Thomas H. Lee Equity Fund VI (2019), L.P.
By: THL Equity Advisors VI (2019), LLC, its general partner
By: Thomas H. Lee Partners, L.P, its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	THL Fund VI (2019) Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of Event Requiring Statement (Month/Day/Year):	April 30, 2019

Designated Filer:	THL Equity Advisors VI (2019), LLC

Signature:

THL Fund VI (2019) Coinvestment Partners, L.P.
By: Thomas H. Lee Partners, L.P, its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019